===============================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                           __________________________

                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



                                 June 28, 1999
                Date of report (Date of earliest event reported)


                    PEPSI-COLA PUERTO RICO BOTTLING COMPANY
               (Exact Name of Registrant as Specified in Charter)



          Delaware                  1-13914                 ###-##-####
(State or Other Jurisdiction      (Commission              (IRS Employer
      of Incorporation)           File Number)        Identification Number)




                            Carretera 885, Km. 0.4
                           Barrio Candelaria Arenas
                          Toa Baja, Puerto Rico 00949
         (Address of Principal Executive Offices, including Zip Code)



                                (787) 251-2000
             (Registrant's Telephone Number, including Area Code)


===============================================================================

ITEM 5    Other Events

     Reference is made to the press release issued to the public by Pepsi-Cola Puerto Rico Bottling Company on June 25, 1999, and attached hereto as an exhibit, relating to the agreement in principle to combine with two Pepsi-Cola bottlers, Delta Beverage Group, Inc. and Dakota Beverage Company. Completion of the transactions is subject to a number of conditions, including approval by the shareholders of Pepsi-Cola Puerto Rico Bottling Company, the negotiation of final agreements and franchisor consents.

ITEM 7    Financial Statements, Pro Forma Financial Information and Exhibits

     (c)  Exhibits

          99.1 Press release, dated June 25, 1999.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on June 28, 1999.


                                 PEPSI-COLA PUERTO RICO BOTTLING COMPANY



                                 By: /s/ John F. Bierbaum
                                    ---------------------------------
                                         John F. Bierbaum
                                         Chief Financial Officer and
                                         Vice President

                                 EXHIBIT INDEX

Exhibit
Number    Description
------    -----------

99.1      Press release, dated June 25, 1999.